Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 17, 2017, among Century Communities, Inc., a Delaware corporation (the “Company”), those companies listed in the Schedule to this Supplemental Indenture (the “Guaranteeing Subsidiaries”), each a subsidiary of the Company, the other Guarantors (as defined in the Indenture referred to herein), and U.S. Bank National Association, as trustee under the Indenture (the “Trustee”).

WITNESSETH

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of May 12, 2017 providing for the issuance of 5.875% Senior Notes due 2025 (the “Securities”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall each unconditionally guarantee all of the Company’s Obligations under the Securities and the Indenture on the terms and conditions set forth herein (each a “Security Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Company and the Trustee are authorized to execute and deliver this Supplemental Indenture without the consent of the Holders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the other Guarantors, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Securityholders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries each hereby agree to provide an unconditional Security Guarantee on the terms and subject to the conditions set forth in the Security Guarantee and in the Indenture including but not limited to Article 10 thereof.

3. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Security Guarantor, as such, will have any liability for any obligations of the Company or the Security Guarantors under the Securities, this Indenture, the Security Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Security Guarantees. The waiver may not be effective to waive liabilities under the federal securities laws.

4. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

8. RATIFICATION OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore and hereafter authenticated and delivered shall be bound hereby.

[Signature Pages Follow]

2

CENTURY COMMUNITIES, INC.

By:	/s/ David Messenger
Name: David Messenger Title: Chief Financial Officer

Signature Pages to the First Supplemental Indenture

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Kathy L. Mitchell
Name: Kathy L. Mitchell Title: Vice President

Signature Pages to the First Supplemental Indenture

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVR A, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

AVR B, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVR C, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

BENCHMARK BUILDERS NORTH CAROLINA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BENCHMARK COMMUNITIES, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BENCHMARK MADERA I, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC CARNATION, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

BMC CORNERSTONE II RIPON, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EAST GARRISON, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG BLUFFS, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG BUNGALOW, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG COURTYARDS, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG GARDEN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

BMC EG GROVE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG TOWNS, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG VILLAGE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC HEIGHTS, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC MEADOWOOD II, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC PINE RIDGE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

BMC PROMISE WAY, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC RANCHO ETIWANDA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC REALTY ADVISORS, INC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC RED HAWK, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC ROSEMEAD, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC SAGEWOOD, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

BMC SAGEWOOD 40S, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC SAGEWOOD 60S, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC SHIELDS LOCAN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC STEIN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC TOUCHSTONE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC WOOD RANCH, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

BMCH CALIFORNIA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMCH NORTH CAROLINA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMCH TENNESSEE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMCH WASHINGTON, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CASA ACQUISITION CORP.

By:	/s/ David Messenger
David Messenger Chief Financial Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC, its Managing Member

	By:	CCC Holdings, LLC its Manager

		By:	Century Communities, Inc. its Manager and Sole Member

			By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCC HOLDINGS, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTENNIAL HOLDING COMPANY LLC

By:	Century Communities, Inc., its Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT CLAREMONT RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT COMPARK VILLAGE NORTH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT COMPARK VILLAGE SOUTH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT FOREST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LANDMARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT MARVELLA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT MAYFIELD, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT OAK STREET, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT OBSERVATORY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT STERLING RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY AT WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY CITY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY COMMUNITIES CONSTRUCTION, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF UTAH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY COMMUNITIES SOUTHEAST, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY GROUP LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC, its Manager

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS OF UTAH, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

HOMETOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

HOMETOWN SOUTH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

THE RETREAT AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP BARCLAY III, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP CHATEAU GROVE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP EAST GARRISON, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

UCP HILLCREST HOLLISTER, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP JOVITA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP KERMAN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP MEADOWOOD III, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP QUAIL RUN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP SAGEWOOD, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

UCP SANTA ANA HOLLISTER, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP SOLEDAD, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP TAPESTRY, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

WESTOWN CONDOMINIUMS, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

WESTOWN TOWNHOMES, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the First Supplemental Indenture

SCHEDULE TO THE FIRST SUPPLEMENTAL INDENTURE

THE GUARANTEEING SUBSIDIARIES

Name	State or Other Jurisdiction of Incorporation, Formation, or Organization
Benchmark Builders North Carolina, LLC	Delaware
Benchmark Communities, LLC	Delaware
Benchmark Madera I, LLC	Delaware
BMC Carnation, LLC	Delaware
BMC Cornerstone II Ripon, LLC	Delaware
BMC East Garrison, LLC	Delaware
BMC EG Bluffs, LLC	Delaware
BMC EG Bungalow, LLC	Delaware
BMC EG Courtyards, LLC	Delaware
BMC EG Garden, LLC	Delaware
BMC EG Grove, LLC	Delaware
BMC EG Towns, LLC	Delaware
BMC EG Village, LLC	Delaware
BMC Heights, LLC	Delaware
BMC Meadowood II, LLC	Delaware
BMC Pine Ridge, LLC	Delaware
BMC Promise Way, LLC	Delaware
BMC Rancho Etiwanda, LLC	Delaware
BMC Realty Advisors, Inc.	California
BMC Red Hawk, LLC	Delaware
BMC Rosemead, LLC	Delaware
BMC Sagewood, LLC	Delaware
BMC Sagewood 40s, LLC	Delaware
BMC Sagewood 60s, LLC	Delaware
BMC Shields Locan, LLC	Delaware
BMC Stein, LLC	Delaware
BMC Touchstone, LLC	Delaware
BMC Wood Ranch, LLC	Delaware
BMCH California, LLC	Delaware
BMCH North Carolina, LLC	Delaware
BMCH Tennessee, LLC	Delaware
BMCH Washington, LLC	Delaware

Casa Acquisition Corp.	Delaware
Centennial Holding Company LLC	Colorado
Century at Compark Village North, LLC	Colorado
Century at Compark Village South, LLC	Colorado
Century at Forest Meadows, LLC	Colorado
Century at Mayfield, LLC	Colorado
Century at Oak Street, LLC	Colorado
UCP, LLC	Delaware
UCP Barclay III, LLC	Delaware
UCP Chateau Grove, LLC	Delaware
UCP East Garrison, LLC	Delaware
UCP Hillcrest Hollister, LLC	Delaware
UCP Jovita, LLC	Delaware
UCP Kerman, LLC	Delaware
UCP Meadowood III, LLC	Delaware
UCP Quail Run, LLC	Delaware
UCP Sagewood, LLC	Delaware
UCP Santa Ana Hollister, LLC	Delaware
UCP Soledad, LLC	Delaware
UCP Tapestry, LLC	Delaware